Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Granite Falls Community Ethanol Plant, LLC (the “Company”) for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Enstad, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Enstad
Paul Enstad
Chairman, Chief Manager and Governor
(Chief Executive Officer)

Dated: March 29, 2004

32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Granite Falls Community Ethanol Plant, LLC (the “Company”) for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Julie Oftedahl-Volstad, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Julie Oftedahl-Volstad
Julie Oftedahl-Volstad Secretary, Treasurer and Governor (Chief Financial Officer)

Dated: March 29, 2004

31.2